UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2014

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 20, 2014, the Company issued a press release containing the Company’s financial results for the third quarter of the fiscal year ending January 31, 2015 (“Fiscal 2014”), and affirming a previously announced estimated range of adjusted net income per diluted share for Fiscal 2014 and providing a preliminary estimated range of adjusted net income per diluted share for the fourth quarter of Fiscal 2014. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the third quarter of Fiscal 2014. In accordance with General Instructions B.2 of Form 8-K, such information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, the Company announced that it had entered into a letter agreement with Anurup Pruthi (the “Letter Agreement”) pursuant to which Mr. Pruthi will be appointed Senior Vice President, Chief Financial Officer of the Company effective December 1, 2014. At that time, Mr. Pruthi will assume the Chief Financial Officer duties currently held by Michael Scarpa and will report to Mr. Scarpa. Mr. Scarpa will remain the Company’s Chief Operating Officer.

The Letter Agreement between the Company and Mr. Pruthi provides for Mr. Pruthi’s employment on an at-will basis and (i) an annual salary of $500,000, (ii) an annual performance-based cash bonus opportunity (at target) beginning in fiscal 2015 equal to 60% of base salary, (iii) a time-vested restricted stock unit award under the Company’s 2011 Equity Incentive Plan (the “Plan”) covering 5,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), which award will vest as to one-third (1/3) of the shares comprising the award on the first, second and third anniversaries of the date of grant, provided Mr. Pruthi is employed by the Company on such anniversary dates, (iv) a performance-based restricted stock unit award under the Plan pursuant to which Mr. Pruthi may become entitled to receive 5,000 shares of Common Stock (at target) in the event that the Company achieves three-year performance targets to be established by the Compensation Committee of the Board of Directors in fiscal 2015, (v) certain relocation benefits, and (vi) a right to enter into a Change-in-Control Severance Agreement in substantially the form provided to other senior executives of the Company.

The Letter Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the Company’s fiscal year ending February 1, 2015, and the information set forth above is qualified in its entirety by reference to the full text of the Letter Agreement.

Mr. Pruthi, 46, will join the Company after serving as the Chief Financial Officer of Reliance Industries Ltd., a $2.5 billion retail business headquartered in Mumbai, India, from June 2013 to November 2014. Prior to Reliance Industries, from January 2011 to June 2013 Mr. Pruthi served as the Chief Executive Officer of the Future Group business consulting and services company; from June 2009 to December 2010 as Chief Financial Officer, Global Merchandising and Supply Chain at Burberry PLC; from August 2005 to June 2009 as Chief Operating Officer and Chief Financial Officer of Mexx Europe Holdings, a subsidiary of Liz Claiborne, Inc.; and from 2003 to 2005 as Group Finance Director (divisional CFO) for Liz Claiborne, Inc.

Item 8.01 Other Events.

On November 20, 2014, the Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend, payable on January 16, 2015, to holders of record of the Company’s common stock on December 26, 2014. A copy of the press release is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release, dated November 20, 2014, issued by the Company regarding the Company’s financial results (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Exhibit 99.2 Press Release, dated November 20, 2014, issued by the Company regarding the Company’s appointment of Mr. Pruthi (Exhibit 99.2 is furnished as part of this Current Report on Form 8-K).

Exhibit 99.3 Press Release, dated November 20, 2014, issued by the Company regarding the Company’s declaration of a dividend (Exhibit 99.3 is furnished as part of this Current Report on Form 8-K).

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Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and adjusted net income per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended February 1, 2014. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by weakness in the economy that continues to affect the Company’s target customer or by other factors such as an increase in the cost of food, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2014
THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
	Name:	Jane Elfers
	Title:	President and Chief Executive Officer

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